EXHIBIT 1

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PRINCIPAL OFFICERS AND DIRECTORS OF THE
HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                      Title

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Henry L. Hillman                      Chairman of the Executive Committee
2000 Grant Building                   and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette                    Chairman of the Board and
2000 Grant Building                   Director
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner                    President, Chief Executive Officer
2000 Grant Building                   and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III               Vice President, Secretary, General
1900 Grant Building                   Counsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                        Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                   Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                        Vice President - Personnel and
2000 Grant Building                   Administration
Pittsburgh, Pennsylvania 15219

Richard M. Johnston                   Vice President - Investments and
2000 Grant Building                   Director
Pittsburgh, Pennsylvania 15219

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John W. Hall                          Vice President - Accounting and
1800 Grant Building                   Information Services
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                     Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                      Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                     Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P. Hall                       Vice President
2000 Grant Building
Pittsburgh, PA 15219

Joseph C. Manzinger                   Vice President
2000 Grant Building
Pittsburgh, PA 15219

Maurice J. White                      Vice President, Shareholder Services
1800 Grant Building
Pittsburgh, PA 15219

Charles H. Bracken, Jr.               Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson                       Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                     Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk                    Assistant Secretary and
2000 Grant Building                   Assistant Treasurer
Pittsburgh, Pennsylvania 15219

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Carol J. Cusick Riley                 Vice President, Associate General
1900 Grant Building                   Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel Conley                         Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                        Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                      Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Audrey Hillman Fisher                 Director
2000 Grant Building
Pittsburgh, PA 15219


PRINCIPAL OFFICERS AND DIRECTORS OF WILMINGTON
INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III               President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                   Vice President, Chief Financial Officer,
824 Market Street, Suite 900          Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                       Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                      Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson                       Assistant Secretary and
2000 Grant Building                   Assistant Treasurer
Pittsburgh, Pennsylvania 15219

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Jody B. Cosner                        Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                       Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                        Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE
U.S. CITIZENS

H. Vaughan Blaxter, III               President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                   Vice President, Chief Financial
824 Market Street, Suite 900          Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                       Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                      Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Carol J. Cusick Riley                 Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson                       Assistant Secretary and
2000 Grant Building                   Assistant Treasurer
Pittsburgh, Pennsylvania 15219

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Jody B. Cosner                        Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                       Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                        Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
HCC INVESTMENTS, INC. AND JULIET CHALLENGER, INC.,
ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III               President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                   Vice President, Chief Financial
824 Market Street, Suite 900          Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                       Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                      Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson                       Assistant Secretary and
2000 Grant Building                   Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                        Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

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Joan E. Bachner                       Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                        Director
824 Market Street, Suite 900
Wilmington, Delaware 19801

PRINCIPAL OFFICERS AND DIRECTORS OF
HILLMAN PROPERTIES WEST, INC., ALL OF WHOM
ARE U.S. CITIZENS

H. Vaughan Blaxter, III               President, Secretary and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                   Vice President and Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Lario M. Marini                       Senior Vice President
Wilmington Trust Center
Wilmington, Delaware 19801

Stephen P. Smith                      Vice President
2030 Main Street, Suite 640
Irvine, California 92614

Christopher D. Harris                 Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Richard H. Brown                      Assistant Vice President and
824 Market Street, Suite 900          Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson                       Assistant Secretary and
2000 Grant Building                   Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk                    Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

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Jody B. Cosner                        Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                       Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Russell W. Ayres, III                 Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley                 Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A DATED
NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE FOUR HILLMAN TRUSTS DATED 11/16/64,
BOTH OF WHOM ARE U.S. CITIZENS

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Thomas G. Bigley
One Oxford Centre, 28th floor
Pittsburgh, Pennsylvania 15219

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